UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 29, 1997
                                 Date of Report
                        (Date of earliest event reported)



                         Commission file number 0-22418

                                   ITRON, INC.
             (Exact name of Registrant as specified in its charter)


     Washington                                            91-1011792
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                            2818 North Sullivan Road
                         Spokane, Washington 99216-1897
                                 (509) 924-9900
   (Address and telephone number of Registrant's principal executive offices)



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



                                                                       6/12/97


Item 5.       Other Events

         On May 29, 1997, Itron and its President and Chief Executive Officer, Johnny M. Humphreys, received a complaint alleging securities fraud filed by Mark G. Epstein, on his own behalf and alleged to be on behalf of all others similarly situated, in the U.S. District Court for the Eastern District of Washington (Civil Action No. CS-97-214 RHW). The complaint seeks class action status on behalf of all persons who purchased the common stock of the Company during the period of September 11, 1995 through October 22, 1996, and lost money. The complaint alleges, among other matters, that Itron and Mr. Humphreys violated Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder by making allegedly false statements regarding the development status, performance and technological capabilities of Itron's Fixed Network automatic meter reading ("AMR") system, and regarding the suitability of Itron's encoder receiver transmitter devices ("ERTs") for use with an advanced Fixed Network AMR system. The complaint seeks monetary damages, costs and attorneys' fees and unspecified equitable or injunctive relief. Neither the Company nor Mr. Humphreys has filed an answer to the complaint as yet. However, based on its preliminary review of the complaint, the Company believes it has good defenses to the claims alleged, and the Company intends to vigorously defend itself against this action.

         There can be no assurance that the Company will prevail in the above action or that, even if it does prevail, the costs incurred by the Company in connection therewith will not have a material adverse effect on the Company's business, financial condition and results of operations.

Item 7.       Exhibits

      Exhibit
      Number                         Description

       99.1         Complaint filed with the U.S. District Court for the Eastern
                    District  of Washington  on  May 23, 1997, Mark G.Epstein v.
                    Itron, Inc., and Johnny M. Humphreys -----------------------


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ITRON, INC.
                                  (Registrant)

                                        By:/S/ DAVID G. REMINGTON
                                           David G. Remington
                                           Chief Financial Officer
                                           (Authorized officer and Principal
                                            Financial Officer)

Dated:  June 12, 1997


                                INDEX TO EXHIBITS
      Exhibit
       Number                   Description

        99.1        Complaint filed with the U.S. District Court for the Eastern
                    District  of Washington on May  23, 1997, Mark G. Epstein v.
                    Itron, Inc.,  and Johnny M. Humphreys ---------------------
